Exhibit 10(b)

CONSENT OF SHEARMAN & STERLING

We hereby consent to the reference to our firm included in the prospectus and statement of additional information of Merrill Lynch Utilities and Telecommunications Fund, Inc. filed as part of this Post-Effective Amendment No. 16 to Registration Statement (File No. 33-37103) and to the use of our opinion of counsel, incorporated by reference to Exhibit 10(b) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A (File No. 33-37103).

/s/ Shearman & Sterling Shearman & Sterling

Princeton, New Jersey March 26, 2003